Exhibit (o) (i) under Form N-1A
                                             Exhibit (24) under Item 601/Reg.S-K

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----

/S/JOHN F. DONAHUE               Chairman and Trustee           March 15, 2000
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John F. Donahue                  (Chief Executive Officer)


/S/RICHARD B. FISHER                President                   March 15, 2000
--------------------
Richard B. Fisher

/S/J. CHRISTOPHER DONAHUE           Executive Vice President    March 15, 2000
-------------------------
J. Christopher Donahue              and Trustee


/S/RICHARD J. THOMAS                Treasurer                   March 15, 2000
--------------------
Richard J. Thomas                   (Principal Financial and
                                    Accounting Officer)

/S/THOMAS G. BIGLEY                 Trustee                     March 15, 2000
-------------------
Thomas G. Bigley

/S/JOHN T CONROY, JR.               Trustee                     March 15, 2000
----------------------
John T. Conroy, Jr.



SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----

/S/LAWRENCE D. ELLIS, M.D.        Trustee                       March 15, 2000
--------------------------
Lawrence D. Ellis, M.D.

/S/PETER E. MADDEN               Trustee                        March 15, 2000
------------------
Peter E. Madden

/S/JOHN E. MURRAY, JR.           Trustee                        March 15, 2000
----------------------
John E. Murray, Jr.

/S/MARJORIE P. SMUTS             Trustee                        March 15, 2000
--------------------
Marjorie P. Smuts

Sworn to and subscribed before me this 15th day of March,2000




/S/JANICE L. VANDENBERG
JANICE L. VANDENBERG